Exhibit 99.1

Virtual Investor and Analyst Event

December 11, 2020

www.odonate.com

Forward-looking Statements

This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation and involve substantial risks and uncertainties that could cause the actual outcomes to differ materially from what we currently expect. These risks and uncertainties include, but are not limited to, those associated with: expectations regarding the outcome of CONTESSA, our Phase 3 study of tesetaxel in patients with metastatic breast cancer; expectations regarding the enrollment, completion and outcome of our other clinical studies; expectations regarding the timing for our planned NDA submission for tesetaxel; expectations regarding our ability to obtain regulatory approval of tesetaxel; the unpredictable relationship between preclinical study results and clinical study results; and other risks and uncertainties identified in our filings with the U.S.Securities and Exchange Commission. Forward-looking statements in this presentation apply only as of the date made, and we undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Featured Speakers

Lee Schwartzberg, M.D., FACP

Chief Medical Director,

West Cancer Center & Research Institute

Andrew Seidman, M.D.

Medical Director,

Bobst International Center, Memorial Sloan Kettering Cancer Center; Professor of Medicine, Weill Cornell Medical College

Agenda

Topic

Presenter(s)

1. Background on Tesetaxel

Kevin Tang

2. SABCS Presentation of CONTESSA Results

3. Question & Answer Session

Lee Schwartzberg, M.D., FACP

Andrew Seidman, M.D.

Breast Cancer Incidence and Deaths Remain High

Estimated Incidence

Estimated Deathsper Year

Breast Cancer

Ranking amongAll Cancers

Breast Cancer

Rankingamong All Cancers in Women

Europea

523,000

#1

138,000

#1

U.S.b

271,000

#1

42,000

#2

Worlda

2,089,000

#2

627,000

#1

aWorld Health Organization

bAmerican Cancer Society

Clinical Benefit Is a Balance of Efficacy, Tolerabilityand Quality of Life

Clinical Benefit

Quality of Life

CDK 4/6 Inhibitors – A Major Advance in the Treatment

of HR-Positive MBC

When given together with endocrine therapy, palbociclib, an oral therapy, significantly delays the need for chemotherapy

Palbociclib added little Grade 3-4

non-hematologic toxicity to letrozole

PFS Palbociclib+letrozole vs.

Placebo+letrozole in MBCa

Median PFS palbociclib+letrozole: 24.8 months

Median PFS placebo+letrozole: 14.5 months

(Hazard ratio=0.58; p<0.0001)

Tolerabilityb

CDK=cyclin-dependent kinase; HR=hormone receptor; PFS=progression-free survival

aIbrance (palbociclib) FDA prescribing information

bFinn et al, New England Journal of Medicine 2016;375(20):1925-1936

Chemotherapy Remains a Mainstay Treatment for MBC

HER2=human epidermal growth factor receptor 2; TNBC=triple-negative breast cancer

aHowlader et al, Journal of the National Cancer Institute2014;106(5):1-8

bCaldeira et al, Oncology and Therapy2016;4:189-197

~64%

HR Positive, HER2 Negative

~13%

HER2 Positive

~66%

Endocrine Therapy +/-CDK 4/6 Inhibitorb

~11%

TNBC

~34%

No Endocrine Therapyb

HR Positive, HER2 Negative

MBC Chemotherapy Eligible

~12% Unknown

HER2 Targeted Combo Therapy

Est. Breast Cancer Incidence by Receptor Statusa

MBC Treatments by Receptor Status

HER2 Positive or TNBC

MBC Chemotherapy Eligible

MBC Chemotherapy Eligible

MBC Chemotherapy Eligible

Physician-reported Preferences for First-line Chemotherapy for Patients with HR-Positive, HER2-Negative MBC

Taxanes Are Preferred Chemotherapy Agents in MBC

Recent survey of 201 U.S. community-based oncologists from Lin et al, Cancer Medicine2016;5(2):209-220

Capecitabine

35%

Paclitaxel

14%

Nab-

paclitaxel

12%

Docetaxel

7%

Paclitaxel +

gemcitabine

4%

Eribulin

1%

Other chemotherapy

27%

Indicates a taxane (37%)

Currently Available Taxanes (Paclitaxel, Nab-paclitaxeland Docetaxel) All Are Administered Intravenously

Therapies that must be given intravenously at an infusion center often are associated witha:

•

Heightened awareness of life-threatening disease presence

•

Disruption of daily activities

•

Fear of needles and complications associated with venous access

•

Anxiety, including institutional-triggered side effects such as nausea and vomiting

Europe

U.S.

1.7 Million

Cycles

1.2 Million

Cycles

>2.8 Million Cycles of Paclitaxel,

Nab-paclitaxel and Docetaxel Administered in

2016 in Europe and the U.S.b

aGornas et al, European Journal of Cancer Care2010;19(1):131-136;

Schott et al, BMC Cancer 2011;11:129

bSymphony Health Solutions 2016; IMS Health 2016

Chemical and Pharmacologic Properties of Paclitaxel, Docetaxel and Tesetaxel

Molecule	Paclitaxel	Docetaxel	Tesetaxel
Structure	 Taxane core	 Taxane core	 Nitrogen-containing functional groups Taxane core
Substantially effluxed by P-gp pump*	Yes	Yes	No
Oral bioavailability in preclinical studies	8%[a]	18%[b]	56%
Solubility (µg/mL)[c]	0.3[d]	0.5[e]	41,600
Terminal plasma half-life in humans ($t_{1/2}$)	0.5 days[f]	0.5 days[g]	8 days[h]

*The P-glycoprotein (P-gp) efflux pump mediates gastric absorption as well as chemotherapy resistance odonate THERAPEUTICS

[a] Shanmugam et al, *Drug Development and Industrial Pharmacy* 2015;41(11):1864-1876
[b] McEntee et al, *Veterinary and Comparative Oncology* 2003;1(2):105-112
[c] At pH conditions similar to gastric fluid
[d] Montaseri, *Taxol: Solubility, Stability and Bioavailability* 1997
[e] Bharate et al, *Bioorganic & Medicinal Chemistry Letters* 2015;25(7):1561-1567
[f] Tan et al, *British Journal of Cancer* 2014;110(11):2647-54
[g] Taxotere (docetaxel) FDA prescribing information
[h] Lang et al, 2012 ASCO Annual Meeting, Journal of Clinical Oncology 2012;20(15 suppl):2555

11

Tesetaxel Dosing and Administration



Plasma Concentration (ng/mL)
10000
100
1
0.01
0.0001
0.000001
0.00000001
0
7
14
21
28
35
42
Time (days)
Paclitaxel GI50 7.5 ng/mL[a,b]
Tesetaxel GI50 0.6 ng/mL[a,b]
Paclitaxel 80 mg/m² Q3/4W[c]
Tesetaxel 27 mg/m² Q3W[d]

	Paclitaxel[e]	Tesetaxel
Route	Intravenous	Oral
Frequency	Once every 7 days	Once every 21 days
Dose	80 mg/m^2	27 mg/m^2 (2-5 capsules)
Anti-allergy Premedication	Yes[f]	No

GI_{50}=concentration of drug required to inhibit growth by 50%; Q3/4W=once per week for 3 of 4 weeks; Q3W=once every 3 weeks

[a] Shionoya et al, *Cancer Science* 2003;94(5):459-66
[b] Trock et al, *Journal of the NCI* 1997;89(13):917-31
[c] Tan et al, *British Journal of Cancer* 2014;110(11):2647-54

[d] Pharmacokinetic data from Studies 927A-PRT001, 927E-PRT003, 927E-PRT005, 927A-PRT006, and 927E-PRT007
[e] National Comprehensive Cancer Network (NCCN), Clinical Practice Guidelines in Oncology 2020
[f] Corticosteroid + antihistamine + H_2 antagonist as per prescribing label odonate THERAPEUTICS

12

Source: Seidman et al, 2018 ASCO Annual Meeting

Poster Board #123

Abstract 1042

Activity of Tesetaxel, an Oral Taxane, Given as a

Single-agent in Patients with HER2-, Hormone Receptor + (HR+)

Metastatic Breast Cancer (MBC) in a Phase 2 Study

Andrew Seidman1, Lee Schwartzberg2, Vinay Gudena3, Peter Rubin4, Stew Kroll5,

Joseph O’Connell5, Kevin Tang5, Joyce O’Shaughnessy6

1Memorial Sloan Kettering Cancer Center, New York, NY; 2West Cancer Center, Memphis, TN;

3Cone Health Cancer Center, Greensboro, NC; 4SMHC Cancer Care and Blood Disorders, Biddeford, ME; 5Odonate Therapeutics, Inc., San Diego, CA; 6Texas Oncology-Baylor Charles A. Sammons Cancer Center, US Oncology, Dallas, TX

Poster Board #123

Abstract 1042

Exposure and Patient Characteristics

ECOG=Eastern Cooperative Oncology Group

Source: Seidman et al, 2018 ASCO Annual Meeting

Patient Characteristics

n=38

Median age, years(minimum, maximum)

58 (36, 80)

Median time from initial diagnosis, years(minimum, maximum)

2 (0, 12)

ECOG status, n (%)

0 / 1

20 (53) / 18 (47)

Prior therapy, n (%)

Endocrine therapy

28 (74)

Neoadjuvant/adjuvant chemotherapy

26 (68)

Taxane-containing regimen

20 (53)

Anthracycline-containing regimen

19 (50)

Prior radiotherapy, n (%)

No / Yes

11 (29) / 27 (71)

Visceral disease, n (%)

No / Yes

5 (13) / 33 (87)

Common sites of disease, n (%)

Liver

19 (50)

Lung

18 (47)

Bone

19 (50)

Lymph node

16 (42)

Tesetaxel

administered orally once every 21 days

38 HR-positive, HER2-negative MBC patients

27 mg/m2

n=24

27 mg/m2

escalated to 35 mg/m2

n=14

Tumor Change from Baseline in Target Lesionsa

27

21

20

17

10

9

6

-2

-8

-8

-10

-14

-14

-18

-19

-21

-27

-33

-38

-39

-41

-42

-45

-48

-50

-55

-56

-56

-60

-61

-65

-67

-72

-74

-80

-81

-99

-100

-80

-60

-40

-20

0

20

40

Tumor Change from Baseline (%)

Disease progression

Confirmed response

Stable disease

aNadir change based on sum of the diameters

Source: Seidman et al, 2018 ASCO Annual Meeting

•

All 38 enrolled patients are included in the efficacy analysis

•

45% (95% CI: 29%-62%) of patients achieved a confirmed response

•

Median duration of response was 10.9 months (95% CI: 4.3-13.6 months)

•

Median PFS was 5.4 months (95% CI: 3.8-9.8 months)

0

10

20

30

40

50

Confirmed response

Stable disease

Disease progression

Patients (%)

Response

37

45

18a

CI=confidence interval

aIncludes 1 patient who was not evaluated for response

Source: Seidman et al, 2018 ASCO Annual Meeting 16

Adverse Event Profile of Patients Treated with

Tesetaxel Monotherapy at the Dose Used in CONTESSA

187patientstreated with tesetaxel monotherapy at 27 mg/m2Q3W in completed Phase 1 and Phase 2 studies

•The most common Grade ≥3 treatment-related adverse event was neutropenia (32%):

–Febrile neutropenia (3%)

•The most commonnon-hematologic Grade ≥3 treatment-related adverse events were:

–Diarrhea (6%)

–Decreased appetite (5%)

–Dehydration (5%)

–Fatigue(5%)

•Other non-hematologic Grade ≥3 treatment-related adverse events include:

–Peripheral neuropathy (3%)

–Nausea (3%)

–Vomiting (2%)

•Any grade treatment-related alopecia (hair loss) occurred in 19%of patients overall, and Grade 2 treatment-related alopecia (hair loss) occurred in 5% of patients

•There were no hypersensitivity reactions

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

Results from CONTESSA: A Phase 3 study of tesetaxel plus a reduced dose of capecitabine versus capecitabine alone in patients with HER2-, hormone receptor + (HR+) metastatic breast cancer (MBC) who have previously received a taxane

Joyce O’Shaughnessy1, Lee Schwartzberg2, Martine Piccart3, Hope S. Rugo4, Denise A. Yardley5, Javier Cortes6, Michael Untch7, Nadia Harbeck8, Gail S. Wright9, Igor Bondarenko10, John Glaspy11, Zbigniew Nowecki12, Fadi Kayali13, Arlene Chan14, Christelle Levy15, Mei-Ching Liu16, Sung-Bae Kim17, Julie Lemieux18, Alexey Manikhas19, Sara Tolaney20, Elaine Lim21, Andrea Gombos3, Agostina Stradella22, Mark Pegram23, Peter Fasching24, Laszlo Mangel25, Vladimir Semiglazov26, Veronique Dieras27, Luca Gianni28, Michael A. Danso29, Jeff Vacirca30, Stew Kroll31, Joseph O’Connell31, Kevin Tang31, Thomas Wei31and Andrew Seidman32

1Baylor University Medical Center, Texas Oncology, US Oncology, Dallas, TX; 2West Cancer Center, Memphis, TN; 3Institut Jules Bordet, Université Libre de Bruxelles (ULB), Brussels, Belgium; 4University of California San Francisco Comprehensive Cancer Center, San Francisco, CA; 5Sarah Cannon Research Institute and Tennessee Oncology, Nashville, TN; 6IOB Institute of Oncology, Quironsalud Group, Madrid and Barcelona, Spain and Vall d´Hebron Institute of Oncology (VHIO), Barcelona, Spain; 7Helios Hospital Berlin-Buch, Berlin, Germany; 8Brustzentrum der Universität München (LMU), Munich, Germany; 9Sarah Cannon Research Institute and Florida Cancer Specialists, New Port Richey, FL; 10City Clinical Hospital No4, Dnipro, Ukraine; 11University of California Los Angeles Hematology Oncology Center, Los Angeles, CA; 12Narodowy Instytut Onkologii-Panstwowy Instytut Badawczy, Warsaw, Poland; 13Florida Cancer Specialists, Fort Myers, FL; 14Breast Cancer Research Centre-Western Australia and Curtin University, Perth, Australia; 15Centre François Baclesse, Caen, France; 16Koo Foundation Sun Yat‐Sen Cancer Center, Taipei, Taiwan; 17Asan Medical Center, University of Ulsan College of Medicine, Seoul, Korea, Republic of; 18CHU de Québec-Université Laval, Quebec, QC, Canada; 19City Clinical Oncology Dispensary, St. Petersberg, Russian Federation; 20Dana-Farber Cancer Institute, Boston, MA; 21National Cancer Centre, Singapore, Singapore; 22Institut Catala d'Oncologia Hospital Duran i Reynals, Barcelona, Spain; 23Stanford Women’s Cancer Center, Palo Alto, CA; 24Universitätsklinikum Erlangen, Erlangen, Germany; 25University of Pécs Institute Oncotherapy, Pécs, Hungary; 26Petrov Research Institute of Oncology, St. Petersburg, Russian Federation; 27Centre Eugène Marquis, Rennes, France; 28I.R.C.C.S. Ospedale San Raffaele, Milan, Italy; 29Virginia Oncology Associates, US Oncology, Norfolk, VA; 30New York Cancer and Blood Specialists, New York, NY; 31Odonate Therapeutics, Inc., San Diego, CA; 32Memorial Sloan Kettering Cancer Center, New York, NY

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Dr. O’Shaughnessy has received consulting fees from AbbVie, Agendia, AstraZeneca, Celgene/Bristol-Myers Squibb Company, Eisai, Eli Lilly and Company, Genentech/Roche, Genomic Health, GRAIL, Heron Therapeutics, Immunomedics, Ipsen, Jounce Therapeutics, Novartis, Odonate Therapeutics, Pfizer, Puma Biotechnology and Seagen

19 Disclosures

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Background and Rationale

- Chemotherapy regimens that offer robust efficacy while preserving patient quality of life are needed for patients with MBC
- Tesetaxel is a novel, oral taxane with Q3W dosing
- Tesetaxel demonstrated encouraging monotherapy activity in a Phase 2 trial in patients with HR positive, HER2 negative MBC[a]
  - Confirmed objective response rate (ORR) = 45%
- Based on 211 patients treated with tesetaxel at 27 mg/m^2 Q3W[b]
  - Grade ≥3 neuropathy = 3%
  - Grade 2 alopecia = 5%
  - No hypersensitivity reactions
- We present results of the protocol-specified primary analysis of CONTESSA, a Phase 3 study of tesetaxel plus a reduced dose of capecitabine vs. capecitabine alone in patients with HR positive, HER2 negative MBC who have previously received a taxane

[a] Seidman et al, 2018 ASCO Annual Meeting
[b] As monotherapy (N=180) or in combination with capecitabine at 1,750–2,500 mg/m^2 (N=31)

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute. 20

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Chemical and Pharmacologic Properties of Paclitaxel, Docetaxel and Tesetaxel

Molecule	Paclitaxel	Docetaxel	Tesetaxel
Structure	Taxane core	Taxane core	Nitrogen-containing functional groups Taxane core
Substantially effluxed by P-gp pump*	Yes	Yes	No
Oral bioavailability in preclinical studies	8%[a]	18%[b]	56%
Solubility (µg/mL)[c]	0.3[d]	0.5[e]	41,600
Terminal plasma half-life in humans ($t_{1/2}$)	0.5 days[f]	0.5 days[g]	8 days[h]

*The P-glycoprotein (P-gp) efflux pump mediates gastric absorption as well as chemotherapy resistance

[a] Shanmugam et al, *Drug Development and Industrial Pharmacy* 2015;41(11):1864-1876
[b] McEntee et al, *Veterinary and Comparative Oncology* 2003;1(2):105-112
[c] At pH conditions similar to gastric fluid
[d] Montaseri, *Taxol: Solubility, Stability and Bioavailability* 1997
[e] Bharate et al, *Bioorganic & Medicinal Chemistry Letters* 2015;25(7):1561-1567
[f] Tan et al, *British Journal of Cancer* 2014;110(11):2647-54
[g] Taxotere (docetaxel) FDA prescribing information
[h] Lang et al, 2012 ASCO Annual Meeting, *Journal of Clinical Oncology* 2012;20(15 supp):2555

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute. 21

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Tesetaxel Dosing and Administration



Plasma Concentration (ng/mL)
10000
100
1
0.01
0.0001
0.000001
0.00000001
0
7
14
21
28
35
42
Time (days)
Paclitaxel GI50 7.5 ng/mL[a,b]
Tesetaxel GI50 0.6 ng/mL[a,b]
Paclitaxel 80 mg/m² Q3/4W[c]
Tesetaxel 27 mg/m² Q3W[d]

	Paclitaxel[e]	Tesetaxel
Route	Intravenous	Oral
Frequency	Once every 7 days	Once every 21 days
Dose	80 mg/m^2	27 mg/m^2 (2-5 capsules)
Anti-allergy Premedication	Yes[f]	No

GI_{50}=concentration of drug required to inhibit growth by 50%; Q3/4W=once per week for 3 of 4 weeks; Q3W=once every 3 weeks

[a] Shionoya et al, *Cancer Science* 2003;94(5):459-66
[b] Trock et al, *Journal of the NCI* 1997;89(13):917-31
[c] Tan et al, *British Journal of Cancer* 2014;110(11):2647-54
[d] Pharmacokinetic data from Studies 927A-PRT001, 927E-PRT003, 927E-PRT005, 927A-PRT006, and 927E-PRT007
[e] National Comprehensive Cancer Network (NCCN), Clinical Practice Guidelines in Oncology 2020
[f] Corticosteroid + antihistamine + H_2 antagonist as per prescribing label

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute. 22

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

1:1 Randomization

Study Design

•HR positive, HER2 negative MBC

•0-1 prior chemotherapy regimens for MBC

•Prior taxane in the neoadjuvant or adjuvant setting required

−No restriction on disease-free interval (DFI)

•Any number of prior endocrine therapies

•Any number of prior approved targeted therapies (e.g., CDK 4/6 inhibitors, everolimus)

•Measurable disease per RECIST 1.1 or bone-only disease with lytic component

Capecitabine

2,500 mg/m2PO

(1,250 mg/m2 BID)

Evening Day 1 to Morning Day 15

of a 21-day cycle

Tesetaxel

27 mg/m2PO

Day 1 of a 21-day cycle

Capecitabine

1,650 mg/m2PO

(825 mg/m2 BID)

Evening Day 1 to Morning Day 15

of a 21-day cycle

+

Treat until progressive disease or unacceptable toxicity

Multinational, Multicenter, Randomized

PO=oral dosing; BID=twice per day

Key Eligibility Criteria

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Statistical Considerations

•

Primary endpoint

–Progression-free survival (PFS) as assessed by the Independent Radiologic Review Committee (IRC)

–90% power to detect a hazard ratio of 0.71 (median PFS difference of 2.5 months) by stratified log-rank test based on an expected 347 events

•Secondary endpoints

–Overall survival (OS)

–ORR as assessed by IRCa

–Disease control rate (DCR) [ORR or stable disease of ≥24 weeks] as assessed by IRCa

•Stratified by the presence of visceral disease, geographic region and number of prior chemotherapy regimens for advanced disease

•Median follow-up = 13.9 months

aIn patients with measurable disease

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Baseline Characteristics

Baseline Characteristic

Tesetaxel plus Capecitabine

(N=343)

Capecitabine Alone

(N=342)

Median age, years(min, max)

56 (23, 85)

57 (29, 84)

Median time from initial diagnosis, years(min, max)

5.1 (0.9, 24.6)

5.2 (0.8, 24.0)

ECOG status, 0 / 1 / 2+

54% / 44% / 2%

59% / 39% / 2%

North America / Europe / Asia-Pacific

45% / 37% / 18%

45% / 38% / 17%

Prior therapy (neo/adjuvant or metastatic setting)

Taxane

100%

99%

Anthracycline

84%

88%

Alkylator

93%

92%

Endocrine therapy

93%

90%

CDK 4/6 inhibitor

49%

51%

No. of prior chemo regimens for MBC, 0 / 1

92% / 8%

94% / 6%

DFI following prior taxane <24 months

33%

32%

Visceral disease

80%

78%

Common sites of disease

Bone

70%

68%

Liver

60%

55%

Lung

38%

34%

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

PFS as Assessed by IRC

Tesetaxel plus Capecitabine (N=343)

Capecitabine Alone

(N=342)

Events

155

169

Median Months

(95% CI)

9.8

(8.4 –12.0)

6.9

(5.6 –8.3)

2.9-Month Improvement

Hazard Ratio

(95% CI)

0.716

(0.573 –0.895)

P-value

0.003

CI=confidence interval

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

PFS as Assessed by IRC by Protocol-Specified

Subgroups

Characteristics (N)

Overall Treatment Group

All (685)

Age (years)

<65 (531)

≥65 (154)

Baseline ECOG

0 (387)

≥1 (297)

DFI Following Prior Taxane

<24 months (226)

≥24 months (459)

Prior CDK 4/6 Inhibitor

No (345)

Yes (340)

Visceral or CNS Disease

No (145)

Yes (540)

Geographic Region

North America/Western Europe (456)

ROW (229)

Hazard Ratio (95% CI)

0.72 (0.57 –0.90)

0.69 (0.53 –0.88)

0.72 (0.43 –1.21)

0.62 (0.46 –0.84)

0.80 (0.58 –1.12)

0.70 (0.48 –1.02)

0.69 (0.52 –0.91)

0.67 (0.49 –0.92)

0.76 (0.55 –1.04)

0.87 (0.48 –1.57)

0.70 (0.55 –0.89)

0.72 (0.54 –0.94)

0.71 (0.48 –1.04)

P-value

0.003

0.003

0.217

0.002

0.197

0.063

0.009

0.013

0.086

0.641

0.004

0.017

0.079

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Tesetaxel plusCapecitabine(n=274)

CapecitabineAlone(n=283)

28

Secondary Endpoints

57%

41%

p = 0.0002

ORR as Assessed by IRCa

•

OS data are immature; protocol-specified final analysis of OS is expected in 2022

Tesetaxel plusCapecitabine(n=274)

CapecitabineAlone(n=283)

p< 0.0001

50%

67%

24-Week DCR as Assessed by IRCa

aIn patients with measurable disease

24-week DCR=ORR or stable disease of ≥24 weeks

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

*Grade 2 alopecia (tesetaxel plus capecitabine vs. capecitabine alone): 8.0% vs. 0.3%

All Grade Treatment-Emergent Adverse Events (TEAEs)

That Occurred in ≥20% of Patients in Either Arm

System Organ

Class

TEAE

Tesetaxel plus Capecitabine

(N=337) (%)

Capecitabine Alone

(N=337) (%)

Hematologic

Neutropenia

76.9

22.6

Anemia

29.7

19.0

Thrombocytopenia

20.5

6.2

Gastrointestinal

Nausea

62.6

42.7

Diarrhea

61.1

46.9

Constipation

33.2

15.1

Vomiting

30.6

19.9

Abdominal pain

21.7

17.2

Stomatitis

20.5

29.1

Other

Hand-foot syndrome

50.7

66.2

Neuropathy

48.1

13.6

Fatigue

47.8

34.4

Decreased appetite

28.8

19.3

Alopecia*

28.2

2.4

Hypokalemia

20.5

6.8

Note: Safety population includes 674 patients who were randomized and received study drug

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

No treatment-related hypersensitivity reactions

Grade ≥3 TEAEs That Occurred in ≥5% of Patients in

Either Arm

Note: Safety population includes 674 patients who were randomized and received study drug

System Organ Class

TEAE

Tesetaxel plus Capecitabine

(N=337) (%)

Capecitabine Alone

(N=337) (%)

Grade 3

Grade 4

Grade 3

Grade 4

Hematologic

Neutropenia

32.6

38.3

7.4

0.9

Febrile neutropenia

10.4

2.7

0.3

0.9

Anemia

8.0

0.0

2.4

0.0

Leukopenia

6.8

3.0

0.6

0.3

Gastrointestinal

Diarrhea

12.5

0.6

8.9

0.0

Nausea

6.2

0.0

2.1

0.0

Other

Fatigue

8.6

0.0

4.5

0.0

Hypokalemia

8.0

0.6

2.7

0.0

Hand-foot syndrome

6.8

0.0

12.2

0.0

Neuropathya

5.3

0.6

0.9

0.0

aPooled term includes: paraesthesia, peripheral sensory neuropathy, polyneuropathy, neuropathy peripheral and peripheral motorneuropathy for all tables

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San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

AEs Resulting in Treatment Discontinuation in ≥1% of Patients in Either Arm

	Tesetaxel plus Capecitabine (N=337) (%)	Capecitabine Alone (N=337) (%)
Neutropenia or febrile neutropenia	4.2	1.5
Neuropathy	3.6	0.3
Sepsis or septic shock	1.8	0.6
Diarrhea	0.9	1.5
Hand-foot syndrome	0.6	2.1
Patients discontinuing treatment due to any AE[a]	23.1	11.9

[a] Includes 1.8% (6 patients) treatment-related deaths (5 sepsis, 1 cardiorespiratory arrest) in the tesetaxel plus capecitabine arm and 0.9% (3 patients) treatment-related deaths (2 septic shock, 1 colitis) in the capecitabine alone arm

Note: Patients may have discontinued treatment for multiple adverse events. One patient discontinued treatment for both febrile neutropenia and sepsis in the tesetaxel plus capecitabine arm and one patient discontinued treatment for both diarrhea and febrile neutropenia in the capecitabine alone arm.
Note: Safety population includes 674 patients who were randomized and received study drug

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute. 31

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

0%

20%

40%

60%

80%

100%

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

Median Relative Delivered Dose

Cycle

Tesetaxel (Combination Arm)

Capecitabine (Combination Arm)

Capecitabine (Monotherapy Arm)

Relative Delivered Dose Intensity

32

Tesetaxel

(Combination Arm)

Capecitabine

(Combination Arm)

Capecitabine

(Monotherapy Arm)

Patients with dose reductions

76%

58%

61%

Primary reason for dose reduction

Neutropenia

Neutropenia

Hand-foot syndrome

Patients receiving G-CSFa

58% (Median = 2 cycles)

6%

Relative delivered dose intensity cycles 1-12

81%

79%

76%

a G-CSF allowed only after occurrence of Grade ≥3 neutropenia or febrile neutropenia and only on capecitabine off days

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

•

The all-oral regimen of tesetaxel plus a reduced dose of capecitabine significantly improved PFS vs. capecitabine alone

–

Median PFS was 9.8 months vs. 6.9 months, an improvement of 2.9 months

–

HR=0.716; p=0.003

•

Neutropenia was the most frequent grade ≥3 TEAE

–

Generally manageable, primarily with dose reductions and G-CSF as needed

–

Treatment discontinuation due to neutropenia or febrile neutropenia was 4.2% for tesetaxel plus capecitabine vs. 1.5% for capecitabine alone

•

Rates of grade ≥3 neuropathy (5.9%) and grade 2 alopecia (8.0%) were low

•

Tesetaxel plus a reduced dose of capecitabine is a potential new treatment option for patients with HR positive, HER2 negative MBC

Conclusions

This presentation is the intellectual property of the authors/presenter. Contact them at joyce.oshaughnessy@usoncology.com for permission to reprint and/or distribute.

San Antonio Breast Cancer Symposium®, December 8 – 11, 2020

Acknowledgements

Country

Patients

United States

286

Ukraine

49

Spain

46

South Korea

42

Russia

34

France

33

Australia

30

Taiwan

25

Canada

23

Germany

22

Poland

21

Hungary

18

Belgium

15

Singapore

15

Austria

8

Thailand

8

Czech Republic

5

Italy

5

Total

685

45%

North America

37%

Europe

18%

Asia-Pacific

Countries with enrolling clinical study sites

We thank the investigators, study team personnel, and especially the patients and their caregivers who made CONTESSA possible

Supplementary Information

Registration Studies of Chemotherapy Agents FDA-Approved for MBC

Drug	Sponsor	Treatment Arms	N	Primary Endpoint
Capecitabine[a]	Roche	Capecitabine plus docetaxel vs. docetaxel	511	PFS[b]
Gemcitabine[c]	Lilly	Gemcitabine plus paclitaxel vs. paclitaxel	529	TTP[d]
Ixabepilone[e]	Bristol-Myers	Ixabepilone plus capecitabine vs. capecitabine	752	PFS[b]

TTP=time to progression
[a] Xeloda (capecitabine) FDA prescribing information
[b] PFS, or time from randomization until objective tumor progression or death, whichever occurs first
[c] Gemzar (gemcitabine) FDA prescribing information
[d] TTP, or time from randomization until objective tumor progression
[e] Ixempra (ixabepilone) FDA prescribing information

odonate THERAPEUTICS
36

3,680

1,880

550

0

1,000

2,000

3,000

4,000

5,000

Median Baseline ANC(Both Arms)(N=674)

Median ANC Nadir(Capecitabine Alone)(N=337)

Median ANC Nadir(Tesetaxel plusCapecitabine)(N=337)

ANC (cells/μL)

G4

Median ANC Nadir by Treatment Arm in CONTESSA

ANC=absolute neutrophil count

G2

G3

Neutropenia

G1

Median Day of ANC Nadir and Median Day of ANC

Recovery for Tesetaxel plus Capecitabine in CONTESSA

Cycle

Median Day of

ANC Nadir

Median Day of

ANC Recovery

1

9

15

2

8

15

3

9

15

4

9

15

5

8

15

6

9

15

ANC=absolute neutrophil count

Time course of neutropenia consistent with 21-day treatment cycle

Timing and Duration of Grade ≥3 Neutropenia for

Patients Receiving Tesetaxel plus Capecitabine in CONTESSA

0%

10%

20%

30%

40%

1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

Patients

Cycle of First Occurrence of Grade ≥3 Neutropenia

For Patients Who Experienced Grade ≥3 Neutropenia, the Median Duration Was 2 Cycles

Patients Discontinuing Treatment Due to Any AE: Other Phase 3 Registration Studies in MBC

Study	Treatment Arms	Patients Discontinuing Treatment Due to Any AE
S014999[a]	Capecitabine plus docetaxel vs. docetaxel	31% vs. 23%
E2100[b]	Bevacizumab plus QW paclitaxel vs. QW paclitaxel	22% vs. 21%
BOLERO-2[c]	Everolimus plus exemestane vs. exemestane	24% vs. 5%
SOLAR-1[d]	Alpelisib plus fulvestrant vs. fulvestrant	25% vs. 4%

These published results are provided for context; tesetaxel has not been compared in a randomized study to these other regimens

CONTESSA	Tesetaxel plus capecitabine vs. capecitabine	23.1% vs. 11.9%

odonate THERAPEUTICS

[a] Xeloda Breast Cancer FDA Medical Review
[b] Avastin Breast Cancer FDA Medical Review
[c] Afinitor FDA Prescribing Information
[d] Andre et al, *The New England Journal of Medicine* 2019; 380:1929-40

40

Other TEAEs of Interest: Randomized Studies of QW

Paclitaxel

NorBreast-231a

QW Paclitaxel

Grade 2 alopecia (hair loss)

34%

QW=once every week

a Aapro et al, The Breast2019; 45:7-14

b Miller et al, The New England Journal of Medicine 2007; 357:2666-76

E2100b

QW Paclitaxel

Grade ≥3 neuropathy

18%

These published results are provided for context; tesetaxel has not been compared in a randomized study to paclitaxel

CONTESSA

Tesetaxel plus Capecitabine

Grade 2 alopecia (hair loss)

8.0%

Grade ≥3 neuropathy

5.9%

Ongoing Clinical Studies of Tesetaxel in Patients with MBC

Study Name

Phase

N

Patient Population

Regimen

3

685

HR-positive,

HER2-negative MBC

with prior taxane

Tesetaxel + capecitabine

vs.

capecitabine

2

149

HR-positive,

HER2-negative MBC

with no prior taxane

Tesetaxel + capecitabine

Cohort 1

2

200a

Triple-negative MBC

Tesetaxel + nivolumab

vs.

tesetaxel + pembrolizumab

vs.

tesetaxel + atezolizumab

Cohort 2

2

60a

Elderly (≥65 years old)

with HER2-negative MBC

Tesetaxel monotherapy

Cohort 3

2

60a

Non-elderly (≥18 to <65 years old) with HER2-negative MBC

Tesetaxel monotherapy

aPlanned

Question & Answer Session

Lee Schwartzberg, M.D., FACP

Chief Medical Director,

West Cancer Center & Research Institute

Andrew Seidman, M.D.

Medical Director,

Bobst International Center, Memorial Sloan Kettering Cancer Center; Professor of Medicine, Weill Cornell Medical College